Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites(SM) Fund (the “Fund”)

Supplement dated May 14, 2013, to the Fund’s Summary Prospectus for Class A, Class B,

Class C and Class I Shares, dated January 28, 2013

Effective immediately, the following replaces the first paragraph in the section “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus for Class A, Class B, Class C and Class I Shares dated January 28, 2013:

The minimum initial investment must be at least $10,000. Class B Shares of the Fund are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE